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                                                                   Exhibit 10.11

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                        WARRANT TO PURCHASE COMMON STOCK
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THIS WARRANT AND THE  SECURITIES  ISSUABLE  HEREUNDER  HAVE NOT BEEN  REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE COMMON STOCK

         Number of Shares:     Up to 939,145 shares (subject to adjustment)
         Warrant Price:        $0.80 per share
         Issuance Date:        November 18, 2004
         Expiration Date:      November 18, 2007

THIS WARRANT  CERTIFIES  THAT for value  received,     the Holder,  together with any other securities or
Monarch  Pointe  Fund,  Ltd.,  or  its  registered     other  property  which the Holder is  entitled  to
assigns   (hereinafter  called  the  "Holder")  is     receive upon  exercise of this  Warrant,  shall be
entitled  to  purchase  from  Tidelands  Oil & Gas     delivered to the Holder  hereof,  at the Company's
Corporation  (hereinafter  called the  "Company"),     expense,  within a reasonable  time, not exceeding
the  above  referenced  number  of fully  paid and     fifteen  (15)  calendar  days,  after  the  rights
nonassessable  shares  (the  "Shares")  of  common     represented  by this  Warrant  shall  have been so
stock (the  "Common  Stock"),  of Company,  at the     exercised; and, unless this Warrant has expired, a
Warrant  Price per  Share  referenced  above;  the     new  Warrant  representing  the  number  of Shares
number of shares purchasable upon exercise of this     (except a  remaining  fractional  share),  if any,
Warrant   referenced   above   being   subject  to     with respect to which this Warrant  shall not then
adjustment from time to time as described  herein.     have been  exercised  shall  also be issued to the
This  Warrant  is issued in  connection  with that     Holder  hereof  within  such  time.  The person in
certain  Stock  Purchase  Agreement  dated  as  of     whose  name any  certificate  for shares of Common
November 18, 2004,  by and between the Company and     Stock is  issued  upon  exercise  of this  Warrant
Holder   (the   "Subscription   Agreement").   The     shall for all  purposes  be deemed to have  become
exercise of this  Warrant  shall be subject to the     the holder of record of such shares on the date on
provisions, limitations and restrictions contained     which the Warrant was  surrendered  and payment of
herein.                                                the Warrant  Price was  received  by the  Company,
                                                       irrespective  of the  date  of  delivery  of  such
1. Term and Exercise.                                  certificate,  except  that,  if the  date  of such
                                                       surrender  and payment is on a date when the stock
1.1 Term.  This Warrant is exercisable in whole or     transfer  books of the Company  are  closed,  such
in part  (but  not as to any  fractional  share of     person  shall be deemed to have  become the holder
Common  Stock),  at any time and from time to time     of such  Shares  at the close of  business  on the
after the date  hereof  prior to 6:00 p.m.  on the     next  succeeding  date on which the stock transfer
Expiration Date set forth above.                       books are open.

1.2   Warrant   Price.   The   Warrant   shall  be     1.6  Restrictive   Legend.  Each  certificate  for
exercisable at the Warrant Price described above.      Shares   shall  bear  a   restrictive   legend  in
                                                       substantially  the form as follows,  together with
1.3 Maximum  Number of Shares.  The maximum number     any   additional   legend   required  by  (i)  any
of Shares of Common Stock exercisable  pursuant to     applicable  state  securities  laws  and  (ii) any
this   Warrant   is   939,145   Shares.   However,     securities exchange upon which such Shares may, at
notwithstanding  anything  herein to the contrary,     the time of such exercise, be listed:
in no event  shall  the  Holder  be  permitted  to
exercise  this  Warrant  for a  number  of  Shares     The shares of stock evidenced by this  certificate
greater  than the  number  that  would  cause  the     have not been registered under the U.S. Securities
aggregate  beneficial  ownership of the  Company's     Act of 1933,  as amended,  and may not be offered,
Common Stock (calculated pursuant to Rule 13d-3 of     sold,    pledged    or    otherwise    transferred
the  Securities  Exchange Act of 1934, as amended)     ("transferred")    in   the    absence   of   such
of the Holder and all persons  affiliated with the     registration or an applicable exemption therefrom.
Holder  to  equal  9.99% of the  Company's  Common     In the absence of such  registration,  such shares
Stock then outstanding.                                may  not be  transferred  unless,  if the  Company
                                                       requests,  the  Company  has  received  a  written
1.4 Procedure for Exercise of Warrant.  Holder may     opinion  from   counsel  in  form  and   substance
exercise this Warrant by delivering  the following     satisfactory  to the  Company  stating  that  such
to  the   principal   office  of  the  Company  in     transfer  is  being  made in  compliance  with all
accordance  with  Section 5.1  hereof:  (i) a duly     applicable federal and state securities laws.
executed Notice of Exercise in  substantially  the
form  attached as Schedule A, (ii)  payment of the     Any certificate  issued at any time in exchange or
Warrant  Price  then  in  effect  for  each of the     substitution  for  any  certificate  bearing  such
Shares  being  purchased,  as  designated  in  the     legend shall also bear such legend unless,  in the
Notice  of  Exercise,   and  (iii)  this  Warrant.     opinion of counsel for the Holder  thereof  (which
Payment  of the  Warrant  Price  may  be in  cash,     counsel  shall be reasonably  satisfactory  to the
certified  or official  bank check  payable to the     Company),  the securities  represented thereby are
order of the Company, or wire transfer of funds to     not,  at such time,  required  by law to bear such
the Company's  account (or any  combination of any     legend.
of the  foregoing)  in the  amount of the  Warrant
Price for each share being purchased.                  1.7 Fractional  Shares. No fractional Shares shall
                                                       be issuable  upon  exercise or  conversion  of the
1.5 Delivery of  Certificate  and New Warrant.  In     Warrant.  In the event of a  fractional  interest,
the   event  of  any   exercise   of  the   rights     the number of Shares to be issued shall be rounded
represented  by this  Warrant,  a  certificate  or     down to the nearest whole Share.
certificates  for the  shares of  Common  Stock so
purchased, registered in the name of the Holder or
such other name or names as may be  designated  by

2. Representations, Warranties and Covenants.          of the Company  shall be  combined  into a smaller
                                                       number  of  shares,  the  Warrant  Price in effect
2.1 Representations and Warranties.                    immediately  prior  to such  combination  shall be
                                                       proportionately   increased,  and  the  number  of
          (a) The  Company is a  corporation  duly     Shares   subject   to  this   Warrant   shall   be
organized,  validly  existing and in good standing     proportionately decreased.
under the laws of its state of  incorporation  and
has all  necessary  power and authority to perform     3.2  Dividends  in Common  Stock,  Other  Stock or
its obligations under this Warrant;                    Property.  If at any time or from time to time the
                                                       holders of Common Stock (or any shares of stock or
          (b)   The   execution,    delivery   and     other  securities at the time  receivable upon the
performance   of  this   Warrant   has  been  duly     exercise of this  Warrant)  shall have received or
authorized by all necessary actions on the part of     become   entitled  to  receive,   without  payment
the Company and constitutes  the legal,  valid and     therefor:
binding  obligation  of the  Company,  enforceable
against the Company in accordance  with its terms;               (a) Common Stock,  Options or any shares
and                                                    or other securities which are at any time directly
                                                       or indirectly convertible into or exchangeable for
          (c) This Warrant does not violate and is     Common   Stock,   or  any  rights  or  options  to
not in conflict with any of the  provisions of the     subscribe for,  purchase or otherwise  acquire any
Company's Articles of Incorporation or Certificate     of  the  foregoing  by way of  dividend  or  other
of  Determination,  Bylaws and any  resolutions of     distribution;
the Company's Board of Directors or  stockholders,
or any agreement of the Company,  and no event has               (b) any cash paid or  payable  otherwise
occurred and no condition or  circumstance  exists     than as a regular cash dividend; or
that  might  (with or  without  notice or lapse of
time)  constitute or result directly or indirectly               (c) Common Stock or additional shares or
in such a violation or conflict.                       other  securities or property  (including cash) by
                                                       way  of  spin-off,   split-up,   reclassification,
2.2 Issuance of Shares.  The Company covenants and     combination   of  shares  or   similar   corporate
agrees that all shares of Common Stock that may be     rearrangement (other than Common Stock issued as a
issued upon the exercise of the rights represented     stock  split or  adjustments  in  respect of which
by this Warrant will,  upon  issuance,  be validly     shall  be  covered  by the  terms of  Section  3.1
issued,  fully  paid and  nonassessable,  and free     above) and additional shares,  other securities or
from all taxes,  liens and charges with respect to     property  issued in  connection  with a Change (as
the issue thereof.  The Company further  covenants     defined  below)  (which  shall be  covered  by the
and agrees  that it will pay when due and  payable     terms of Section 3.4 below), then and in each such
any and all  federal  and state taxes which may be     case,  the Holder hereof shall,  upon the exercise
payable in respect of the issue of this Warrant or     of  this  Warrant,  be  entitled  to  receive,  in
any Common Stock or certificates therefor issuable     addition  to the number of shares of Common  Stock
upon the  exercise  of this  Warrant.  The Company     receivable  thereupon,  and without payment of any
further covenants and agrees that the Company will     additional  consideration  therefor, the amount of
at all times have  authorized  and reserved,  free     stock and other securities and property (including
from  preemptive  rights,  a sufficient  number of     cash in the cases  referred to in clause (b) above
shares of Common Stock to provide for the exercise     and this clause (c)) which such Holder  would hold
in full of the rights represented by this Warrant.     on the date of such  exercise had such Holder been
If at  any  time  the  number  of  authorized  but     the  holder of record of such  Common  Stock as of
unissued  shares  of Common  Stock of the  Company     the date on which holders of Common Stock received
shall not be  sufficient to effect the exercise of     or became  entitled to receive  such shares or all
the  Warrant in full,  subject to the  limitations     other  additional  stock and other  securities and
set forth in Section 1.3 hereto,  then the Company     property.
will take all such corporate action as may, in the
opinion of counsel to the Company, be necessary or     3.3       Reorganization,        Reclassification,
advisable to increase the number of its authorized     Consolidation,    Merger    or   Sale.    If   any
shares of Common Stock as shall be  sufficient  to     recapitalization,        reclassification       or
permit  the  exercise  of  the  Warrant  in  full,     reorganization   of  the  share   capital  of  the
subject  to the  limitations  set forth in Section     Company,  or any  consolidation  or  merger of the
1.3 hereto,  including without  limitation,  using     Company with another  corporation,  or the sale of
its  best   efforts   to  obtain   any   necessary     all or  substantially  all of  its  shares  and/or
stockholder approval of such increase. The Company     assets or other  transaction  (including,  without
further covenants and agrees that if any shares of     limitation,  a sale  of  substantially  all of its
capital  stock to be  reserved  for the purpose of     assets   followed  by  a  liquidation)   shall  be
the  issuance of shares upon the  exercise of this     effected  in such a way  that  holders  of  Common
Warrant require  registration  with or approval of     Stock  shall  be   entitled  to  receive   shares,
any  governmental  authority  under any federal or     securities   or  other   assets  or   property  (a
state law before such shares may be validly issued     "Change"),  then,  as a condition  of such Change,
or delivered upon exercise,  then the Company will     lawful and  adequate  provisions  shall be made by
in good  faith and as  expeditiously  as  possible     the  Company   whereby  the  Holder  hereof  shall
endeavor to secure such  registration or approval,     thereafter  have the right to purchase and receive
as the case may be.  If and so long as the  Common     (in  lieu  of the  Common  Stock  of  the  Company
Stock  issuable  upon the exercise of this Warrant     immediately theretofore purchasable and receivable
is listed on any national  securities  exchange or     upon  the  exercise  of  the  rights   represented
the Nasdaq  Stock  Market,  the Company  will,  if     hereby) such shares, securities or other assets or
permitted by the rules of such exchange or market,     property as may be issued or payable  with respect
list and keep  listed on such  exchange or market,     to or in  exchange  for the number of  outstanding
upon  official  notice of issuance,  all shares of     Common  Stock  which such  Holder  would have been
such Common Stock  issuable  upon exercise of this     entitled to receive had such Holder exercised this
Warrant.                                               Warrant  immediately  prior to the consummation of
                                                       such Change.  The Company or its  successor  shall
3. Other Adjustments.                                  promptly  issue to Holder a new  Warrant  for such
                                                       new securities or other property.  The new Warrant
3.1 Subdivision or Combination of Shares.  In case     shall  provide for  adjustments  which shall be as
the  Company  shall  at  any  time  subdivide  its     nearly  equivalent as may be  practicable  to give
outstanding  Common Stock into a greater number of     effect  to the  adjustments  provided  for in this
shares,  the Warrant  Price in effect  immediately     Section   3   including,    without    limitation,
prior to such subdivision shall be proportionately     adjustments to the Warrant Price and to the number
reduced,  and the number of Shares subject to this     of securities  or property  issuable upon exercise
Warrant shall be  proportionately  increased,  and     of the new Warrant. The provisions of this Section
conversely,  in case the outstanding  Common Stock     3.3 shall similarly apply to successive Changes.

4. Ownership and Transfer.                             notice is promptly given by depositing the same in
                                                       the mail,  postage  prepaid and  addressed  to the
4.1  Ownership  of This  Warrant.  The Company may     party  as set  forth  below  or (b) the  receiving
deem and  treat  the  person  in whose  name  this     party delivers a written  confirmation  of receipt
Warrant  is  registered  as the  holder  and owner     for such  notice  by any  other  method  permitted
hereof (notwithstanding any notations of ownership     under this  paragraph;  and further  provided that
or writing  hereon  made by anyone  other than the     any notice given by facsimile  received after 5:00
Company)   for  all  purposes  and  shall  not  be     p.m.  (recipient's  time) or on a non-business day
affected  by  any  notice  to the  contrary  until     shall be deemed received on the next business day;
presentation  of this Warrant for  registration of     (iii) five (5) business  days after deposit in the
transfer as provided in this Section 4.                United  States  mail,  certified,  return  receipt
                                                       requested,  postage prepaid,  and addressed to the
                                                       party  as  set  forth  below;  or  (iv)  the  next
4.2 Transfer and Replacement. This Warrant and all     business day after  deposit with an  international
rights  hereunder are  transferable in whole or in     overnight   delivery  service,   postage  prepaid,
part upon the books of the  Company  by the Holder     addressed  to the  party as set forth  below  with
hereof in person or by duly  authorized  attorney,     next  business day delivery  guaranteed;  provided
and a new Warrant or  Warrants,  of the same tenor     that the sending party  receives  confirmation  of
as this Warrant but  registered in the name of the     delivery from the delivery service provider.
transferee or transferees  (and in the name of the
Holder,  if a partial  transfer is effected) shall     5.3  No  Rights  as  Shareholder;   Limitation  of
be  made  and   delivered   by  the  Company  upon     Liability.  This  Warrant  shall not  entitle  the
surrender of this Warrant  duly  endorsed,  at the     Holder to any of the  rights of a  shareholder  of
office of the Company in  accordance  with Section     the  Company  except upon  exercise in  accordance
5.1  hereof.   Upon  receipt  by  the  Company  of     with the terms hereof. No provision hereof, in the
evidence  reasonably  satisfactory  to it  of  the     absence  of  affirmative  action by the  Holder to
loss, theft or destruction,  and, in such case, of     purchase  shares  of  Common  Stock,  and no  mere
indemnity or security  reasonably  satisfactory to     enumeration  herein of the rights or privileges of
it,  and  upon   surrender   of  this  Warrant  if     the Holder,  shall give rise to any  liability  of
mutilated, the Company will make and deliver a new     the Holder for the Warrant Price hereunder or as a
Warrant of like  tenor,  in lieu of this  Warrant;     shareholder of the Company, whether such liability
provided   that  if  the   Holder   hereof  is  an     is asserted by the Company or by  creditors of the
instrumentality  of a state or local government or     Company.
an  institutional  holder or a nominee for such an
instrumentality   or   institutional   holder   an     5.4 Governing  Law. This Warrant shall be governed
irrevocable  agreement of indemnity by such Holder     by and  construed in  accordance  with the laws of
shall  be  sufficient  for  all  purposes  of this     the State of  California  as applied to agreements
Warrant,  and no  evidence  of  loss or  theft  or     among   California   residents   made  and  to  be
destruction shall be necessary. This Warrant shall     performed entirely within the State of California,
be  promptly  cancelled  by the  Company  upon the     without  giving  effect  to  the  conflict  of law
surrender  hereof in connection  with any transfer     principles thereof.
or  replacement.   Except  as  otherwise  provided
above,   in  the  case  of  the  loss,   theft  or     5.5 Binding  Effect on  Successors.  This  Warrant
destruction  of a Warrant,  the Company  shall pay     shall be binding upon any  corporation  succeeding
all expenses,  taxes and other charges  payable in     the   Company   by   merger,    consolidation   or
connection  with any  transfer or  replacement  of     acquisition  of  all or  substantially  all of the
this  Warrant,  other than income  taxes and stock     Company's  assets  and/or  securities.  All of the
transfer taxes (if any) payable in connection with     obligations of the Company  relating to the Shares
a transfer of this Warrant, which shall be payable     issuable  upon the exercise of this Warrant  shall
by the  Holder.  Holder  will  not  transfer  this     survive  the  exercise  and  termination  of  this
Warrant  and  the  rights   hereunder   except  in     Warrant.  All of the covenants  and  agreements of
compliance with federal and state  securities laws     the  Company  shall  inure to the  benefit  of the
and  except  after  providing   evidence  of  such     successors and assigns of the Holder.
compliance reasonably satisfactory to the Company.
                                                       5.6 Waiver,  Amendments and Headings. This Warrant
5. Miscellaneous Provisions.                           and any provision  hereof may be changed,  waived,
                                                       discharged or terminated  only by an instrument in
5.1 Notices. Any notice or other document required     writing signed by both parties  (either  generally
or  permitted  to be  given  or  delivered  to the     or   in   a   particular   instance   and   either
Holder  shall be  delivered  or  forwarded  to the     retroactively or  prospectively).  The headings in
Holder at c/o Mercator  Advisory  Group,  LLC, 555     this Warrant are for  purposes of  reference  only
South  Flower  Street,  Suite 4500,  Los  Angeles,     and shall not affect the  meaning or  construction
California  90071,  Attention:  David F. Firestone     of any of the provisions hereof.
(Facsimile  No.  213/553-8285),  or to such  other
address or number as shall have been  furnished to     5.7 Jurisdiction.  Each of the parties irrevocably
the Company in writing by the Holder,  with a copy     agrees that any and all suits or proceedings based
to  Sheppard  Mullin  Richter & Hampton  LLP,  333     on or arising under this  Agreement may be brought
South  Hope  Street,   48th  Floor,  Los  Angeles,     only in and shall be  resolved  in the  federal or
California  90071-1448  Attention  David C.  Ulich     state  courts  located in the City of Los Angeles,
(Facsimile No. 213/620-1398).  Any notice or other     California  and  consents to the  jurisdiction  of
document  required  or  permitted  to be  given or     such courts for such purpose.  Each of the parties
delivered  to the Company  shall be  delivered  or     irrevocably  waives the defense of an inconvenient
forwarded to the Company at  ____________,  with a     forum  to  the   maintenance   of  such   suit  or
copy to __________,  ________ Attention:  ________     proceeding in any such court.  Each of the parties
(Facsimile  No. ___),  or to such other address or     further  agrees that  service of process upon such
number as shall have been  furnished  to Holder in     party  mailed by first  class mail to the  address
writing by the Company.                                set forth in Section  5.1 shall be deemed in every
                                                       respect  effective  service of  process  upon such
5.2 All notices,  requests and approvals  required     party  in any  such  suit or  proceeding.  Nothing
by this  Warrant  shall be in writing and shall be     herein shall affect the right of a Holder to serve
conclusively   deemed   to  be   given   (i)  when     process in any other manner permitted by law. Each
hand-delivered  to  the  other  party,  (ii)  when     of the parties agrees that a final  non-appealable
received if sent by  facsimile  at the address and     judgment in any such suit or  proceeding  shall be
number  set forth  above;  provided  that  notices     conclusive   and   may  be   enforced   in   other
given by facsimile shall not be effective,  unless     jurisdictions  by suit on such  judgment or in any
either  (a) a  duplicate  copy of  such  facsimile     other lawful manner.


5.8 Attorneys' Fees and Disbursements. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.


IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 18 day of November, 2004.


COMPANY:
                                                 TIDELANDS OIL & GAS CORPORATION




                                                 By_____________________________

                                                 Print Name:____________________

                                                 Title:_________________________

                                   SCHEDULE A

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


The undersigned hereby elects to purchase _______ shares of Common Stock (the "Shares") of Tidelands Oil & Gas Corporation under the Warrant to Purchase Common Stock dated November __ , 2004, which the undersigned is entitled to purchase pursuant to the terms of such Warrant. The undersigned has delivered $_________, the aggregate Warrant Price for _____ Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer.

         Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

         _______________________________________________________________________
         [Type Name of Holder as it should appear on the stock certificate]

         _______________________________________________________________________
         [Requested Denominations - if no denomination is specified, a single certificate will be issued]

         The initial address of such Holder to be entered on the books of Company shall be:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________




         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.



                                         By:____________________________________

                                         Print Name:____________________________

                                         Title:_________________________________

                                         Dated:_________________________________

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [To be signed only upon transfer of entire Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT



         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Warrant on the books of _________________, with full power of substitution.




______________________________________
[Type Name of Holder]



By:___________________________________
Title:________________________________




Dated:________________________________





NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT



FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ____________________________ (i) the rights of the undersigned to purchase ____________________ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of Tidelands Oil & Gas Corporation, with full power of substitution.


______________________________________
[Type Name of Holder]



By:___________________________________
Title:________________________________




Dated:________________________________



NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.